Exhibit 10(r)(xi)


              AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT

          This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of December 4, 1995, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and QMS, Inc., a Delaware corporation ("Borrower"), with reference to the following facts:

     A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of November 7, 1995 (the "Agreement");

     B.   Pursuant to the terms and conditions of that certain
          letter agreement, dated as of November 7, 1995 (the "Equipment Side Letter"), between Borrower and Foothill, Borrower has the right to borrow under the revolving credit facility under Section 2.1 of the
                                                           -----------
          Agreement and use the proceeds thereof to prepay Term Loan A, without penalty or premium, in an amount equal to the "Appraised Value" of those items of "Equipment" that are subject to "Liens" (as each such term is defined in the Equipment Side Letter), such prepayment to be applied to the scheduled installments of principal thereunder in inverse order of their maturity (such prepayment is referred to herein as the "Term Loan A Paydown");

     C. Borrower has requested Foothill to amend the Agreement and to amend and restate Term Note A in its entirety, in each case, to reflect the Term Loan A Paydown;

     D. Foothill is willing to so amend the Agreement and to amend and restate Term Note A in its entirety, in each case, in accordance with the terms and conditions hereof; and

     E. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

          1.    Amendment to the Agreement. Subsection (a) of Section 2.3 of the
                --------------------------
Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

                    (a) Foothill agreed to make a term loan to Borrower on the Closing Date in the original principal amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000), which loan, after giving effect to the December 1995 monthly installment set forth in the table below and to the initial partial prepayment referenced in the following sentence, shall be evidenced by and repayable in accordance with the terms and conditions of that certain Amended and Restated Term Note A, dated as of December 4, 1995 ("Term Note A"), executed by Borrower in favor of Foothill. Such term loan ("Term Loan A") shall be reduced by a one-time, initial partial prepayment in the amount of Five Hundred Fifteen Thousand Dollars ($515,000) on December 4, 1995 and otherwise repaid in monthly installments of principal in the following amounts:

  Month                             Installment Amount
  -----                             ------------------

December 1995                 Thirty Five Thousand Dollars
                              ($35,000.00)
January 1996 and each month   Twenty Four Thousand Dollars
thereafter                    ($24,000.00)

     Each such installment shall be due and payable on the first day of each month commencing on December 1, 1995 and continuing on the first day of each month thereafter until and including the date on which the unpaid balance of Term Loan A is paid in full. The outstanding principal balance and all accrued and unpaid interest under Term Loan A shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. Term Loan A may be prepaid, in whole or in part, without any premium or penalty. Partial prepayments of Term Loan A shall be applied to the installments under Term Note A in inverse order of maturity. All amounts evidenced by Term Note A shall constitute Obligations.

          2.    Term Loan A Paydown. Pursuant to the terms and conditions of the
                -------------------
Equipment Side Letter, Borrower hereby requests, and Foothill hereby agrees to make, a revolving advance under Section 2.1 of the Agreement in the amount of Five Hundred Fifteen Thousand Dollars ($515,000) for the purpose of effecting the Term Loan A Paydown.

          3.    Representations and Warranties. Borrower hereby represents and
                ------------------------------
warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          4.    Conditions Precedent to Amendment. The satisfaction of each of
                ---------------------------------
the following on or before, unless otherwise specified below, the First Amendment Closing Date shall constitute conditions precedent to the effectiveness of this Amendment:

                    a. Foothill shall have received the reaffirmation and consent of the Guarantors attached hereto as Exhibit A, duty executed and
                                             ---------
delivered by the respective authorized officials thereof;

                    b. Foothill shall have received a duly executed Term Note A, in the form of Exhibit T-1 attached hereto, and such document shall be in
                  -----------
full force and effect;

                    c. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                    d. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                    e. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;
                    f. The Collateral shall not have declined materially in value from the values set forth in the most recent appraisals or field examinations previously-done by Foothill; and

                    g. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          5.   Effect on Agreement. The Agreement, as amended hereby, shall be
               -------------------
and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

          6.   Further Assurances. Borrower shall, shall cause Guarantor to,
               ------------------
execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, the collateral in which Guarantor has granted or is required to grant security interests in favor of Foothill, and the Real Property, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

          7.   Miscellaneous.
               -------------

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein",
"thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               c. Upon the effectiveness of this Amendment, each reference in the Agreement and the other Loan Documents to Exhibit T-1 of the Agreement shall
                                              -----------
mean and refer to Exhibit T-1 attached hereto.
                  -----------

               d. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

               e. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation


                                   By    Deborah Kautz
                                     ----------------------------

                                   Title:ASSISTANT VICE PRESIDENT

                                   QMS, INC., a Delaware
                                   corporation


                                   By /s/ James K. Doan
                                     ----------------------------


                                   Title:EXEC. V.P. FINANCE & ADMIN
                                         CHIEF FINANCIAL OFFICER




                                   EXHIBIT A
                                   ---------


                           Reaffirmation and Consent

               All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number One to Loan and Security Agreement, dated as of December 4, 1995 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under its Guaranty and each of the other Loan Documents to which it is party; and (d) agrees that each of the Guaranty and the other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.

                                   QMS CIRCUITS, INC., a Delaware
                                   corporation


                                   By/s/ James K. Doan
                                     ----------------------------


                                   Title:EXEC. V.P. FINANCE & ADMIN
                                         CHIEF FINANCIAL OFFICER

                                   QMS CANADA INC., a corporation
                                   incorporated under the laws of
                                   Canada


                                   By/s/ James K. Doan
                                     ----------------------------


                                   Title:EXEC. V.P. FINANCE & ADMIN
                                         CHIEF FINANCIAL OFFICER





                                  EXHIBIT T-1
                                  -----------
                        AMENDED AND RESTATED TERM NOTE A

$1,200,000                                Los Angeles, California
                                                 December 4, 1995

          FOR VALUE RECEIVED, QMS, INC., a Delaware corporation ("Maker") hereby promises to pay to FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), or order, at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, or at such other address as the holder may specify in writing, the principal sum of One Million Two Hundred Thousand and 00/100 Dollars ($1,200,000.00), plus interest in the manner and upon the terms and conditions set forth below. This Amended and Restated Term Note A ("Note") is the Term Note A referred to in and made pursuant to the terms and conditions of that certain Loan and Security Agreement, dated as of November 7, 1995 (the "Original Loan Agreement"), and amended by that certain Amendment Number One to Loan and Security Agreement, dated as of December 4, 1995 (the Original Loan Agreement, as so amended, is referred to herein as the "Loan Agreement"), between Maker and Foothill, the provisions of which are incorporated herein by this reference. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

          1.   Rate and Payment of Interest.
               ----------------------------

               The principal balance of this Note shall bear interest at the applicable rates set forth in, and shall be payable in accordance with the terms of, Section 2.5 of the Loan Agreement.

          2.   Schedule of Principal Payments
               ------------------------------

               The principal balance of this shall be due and payable in the amounts, at the times, and in the manner set forth in Section 2.3(a) of the Loan Agreement.

          3.   Holder's Right of Acceleration
               ------------------------------

               Anything herein to the contrary notwithstanding, upon the termination of the Loan Agreement or upon the occurrence of an Event of Default thereunder, then the entire unpaid principal balance of this Note, together with all accrued but unpaid interest and all Foothill Expenses, shall become due and payable on the effective date of such termination without presentment, notice, or demand of any kind unless expressly required under the Loan Agreement.

          4.   Additional Rights of Holder
               ---------------------------

               If any installment of principal or interest hereunder is not paid when due, the holder shall have, in addition to the rights set forth herein, in the Loan Agreement, and under law, the right to compound interest by adding the unpaid interest to principal, with such amount thereafter bearing interest at the rate then applicable under this Note.

          5.   General Provisions
               ------------------

               (i) If this Note is not paid when due, Maker further promises to pay all reasonable costs of collection incurred by the holder hereof, including foreclosure fees, reasonable attorneys fees (irrespective of whether suit is filed hereon), and any other fees, costs, and expenses provided for in the Loan Agreement;
               (ii) Maker hereby consents to any and all renewals, replacements, and/or extensions of time for payment of this Note before, at, or after maturity;

               (iii)Maker hereby consents to the acceptance, release, or substitution of security for this Note;

               (iv) Presentment for payment, demand, notice of dishonor, protest, and notice of protest are hereby expressly waived;

               (v) No delay or omission on the part of the holder of this Note in exercising any right shall operate as a waiver thereof or of any other right;

               (vi) A waiver by the holder of this Note upon any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion;

               (vii)Should any one or more of the provisions of this Note be determined illegal or unenforceable, such provision shall be severed and all other provisions shall nevertheless remain effective;

               (viii)Each person or entity composing Maker hereby waives any defenses they might have based upon suretyship of impairment of collateral, such waiver being intended to be a waiver contemplated by Section 3605(i) of the Commercial Code;

               (ix) This Note cannot be changed, modified, amended, or terminated orally. A waiver of any rights by the holder of this Note is neither valid nor effective unless made in writing and signed by the holder of this Note; and

               (x) The validity of this Note, its construction, interpretation, and enforcement, and the rights of the parties hereto shall be determined under, governed by, and construed in accordance with the laws of the State of California; provided, however, that California Code of Civil Procedure Sections
            --------  -------
580a, 580b, 580c, 580d, and 726, and Chapter 2 of Title 14 of the
California Civil Code shall apply only to real property located in the State of California, and the applicable laws of a state other than California shall apply to real property located in such other state. The parties agree that all actions or proceedings arising in connection with this Note shall be tried and litigated only in the state and federal courts located in the County of Los Angeles, State of California or, at the sole option of Foothill, in any other court in which Foothill shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy.

          6.   Security For The Note
               ---------------------

               This Note is secured by, among other things, the security interest granted by Maker to Foothill under the Loan Agreement in the "Collateral" described in the Loan Agreement and is subject to all of the terms and conditions thereof and of the other applicable Loan Documents, including, but not limited to, the remedies specified therein.

          7.   Amendment and Restatement
               -------------------------

               This Note is an amendment and restatement of the Term Note A delivered pursuant to the Original Loan Agreement and is not a novation.

          IN WITNESS WHEREOF, this Note has been executed and delivered on the date first set forth above.

                                   QMS, INC.,
                                   a Delaware corporation


                                   By/s/ James K. Doan
                                     ----------------------------


                                   Title:EXEC. V.P. FINANCE & ADMIN
                                         CHIEF FINANCIAL OFFICER




                               Exhibit 10(r)(xii)


              AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT

     This AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of February 7, 1996, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and QMS, Inc., a Delaware corporation ("Borrower"), with reference to the following facts:

     A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of November 7, 1995 (as amended and supplemented, the "Agreement");

     B. Pursuant to the Term Loan B Funding Window, Borrower has requested from Foothill an extension of the funding option of Term Loan B for an additional ninety eight (98) days to expire on May 15, 1996;

     C. Foothill is willing to so amend the Agreement and to amend and restate in its entirety, the definition of the Term Loan B Funding Window, in accordance with the terms and conditions hereof; and

     D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

     NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower agree as follows:

     1.   Amendment to the Agreement. The definition "Term Loan B Funding
          --------------------------
Window" under Section 1.1 Definitions is hereby amended in its entirety as follows:

     ""Term Loan B Funding Window" means the period commencing February 7,
1996 through May 15, 1996 (which end date Foothill in its sole discretion may (but shall not be obligated to) extend upon Borrower's written request for such extension."

     2.   Representations and Warranties. Borrower hereby represents and
          ------------------------------
warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporation action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

     3.   Conditions Precedent to Amendment. The satisfaction of each of the
          ---------------------------------

following on or before, unless otherwise specified below, the Second Amendment shall constitute conditions precedent to the effectiveness of this Amendment:

          a. Foothill shall have received the reaffirmation and consent of the Guarantors attached hereto as Exhibit A, duly executed and delivered by the respective authorized officials thereof;

          b. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

          c. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

          d. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates.

     4.   Effect on Agreement. The Agreement, as amended hereby, shall be and
          -------------------
remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

     5.   Further Assurances. Borrower shall cause Guarantor to, execute and
          ------------------
deliver its reaffirmation, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, the collateral in which Guarantor has granted or is required to grant security interest in favor of Foothill, and the Real Property, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

     6.   Miscellaneous.
          -------------

          A. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

          B. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation


                                   By/s/ Lisa M. Gonzales
                                     ----------------------------

                                   Print Name:  Lisa M. Gonzales
                                   Title:ASSISTANT VICE PRESIDENT



                                   QMS, INC.,
                                   a Delaware corporation

                                   By/s/ Philip R. Cahoon
                                     ----------------------------

                                   Print Name: Philip R. Cahoon
                                   Title:VICE PRESIDENT & CONTROLLER



                                   EXHIBIT A

                           Reaffirmation and Consent

     All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Two to Loan and Security Agreement, dated as of February 7, 1996 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under its Guaranty and each of the other Loan Documents to which it is party; and (d) agrees that each of the Guaranty and the other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

                                   QMS CIRCUITS, INC.,
                                   a Delaware corporation


                                   By/s/ Philip R. Cahoon
                                     ----------------------------

                                   Print Name: Philip R. Cahoon
                                   Title:SECRETARY

                                   QMS CANADA INC., a corporation
                                   incorporated under the laws of
                                   Canada


                                   By/s/ Philip R. Cahoon
                                     ----------------------------

                                   Print Name:  Philip R. Cahoon
                                   Title:TREASURER





                               Exhibit 10(r)(xii)


             AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT

          This AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of July 31, 1996, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and QMS, Inc., a Delaware corporation ("Borrower"), with reference to the following facts:

     A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of November 7, 1995, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of December 4, 1995, and as further amended by that certain Amendment Number Two to Loan and Security Agreement, dated as of February 7, 1996 (as so amended, the "Agreement");

     B. Borrower has requested Foothill to amend the Agreement to, among other things, extend the Term Loan B Funding Window to December 31, 1996, extend by one year the Renewal Date, and adjust the amount of the Early Termination Premium, in each case as set forth in this Amendment;

     C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

     D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

          1.   Amendments to the Agreement.
               ---------------------------

               a. Retroactively effective as of May 15, 1996, the definition of "Term Loam B Funding Window" contained in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               "Term Loan B Funding Window" means the period commencing on the
                --------------------------
     Closing Date and ending on December 31, 1996 (which end date Foothill in its sole discretion may (but shall not be obligated to) extend upon Borrower's written request for such extension).

               b. Section 3.3 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

          3.3 Term; Automatic Renewal. This Agreement shall become eftective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on November 7, 1999 (the "Renewal Date") and automatically shall be renewed for successive one (1) year periods thereafter, unless sooner terminated pursuant to the terms hereof. Either party may terminate this Agreement effective on the Renewal Date or on any one (1) year anniversary of the Renewal Date by giving the other party at least ninety (90) days prior written notice by registered or certified mail, return receipt requested. The foregoing notwithstanding, upon the occurrence and during the continuation of an Event of Default, Foothill shall have the right to terminate its obligations under this Agreement immediately with notice to Borrower of such termination.

               c. Section 3.5 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

          3.6  Early Termination by Borrower. The provisions of Section 3.3 that
                                                                -----------
     allow termination of this Agreement by Borrower only on the Renewal Date and certain anniversaries thereof notwithstanding, Borrower has the option, at any time upon ninety (90) days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations (including an amount equal to the full amount of the L/Cs or L/C Guarantees), together with a premium (the "Early Termination Premium") equal to: (a) if such prepayment is made prior to the second anniversary of the Closing Date, the greater of (i) the total interest and L/C and L/C Guaranty fees for the immediately preceding six (6) months, and (ii) Five Hundred Thousand Dollars ($500,000); (b) if the prepayment is made on or after the second anniversary of the Closing Date and prior to the third anniversary of the Closing Date, (i) if the Target Share Price Condition has not been satisfied prior to such prepayment, the greater of (y) the total interest and L/C and L/C Guaranty fees for the immediately preceding six (6) months, and (z) Five Hundred Thousand Dollars ($500,000), and (ii) if the Target Share Price Condition has been satisfied prior to such prepayment, the greater of (y) the total interest and L/C and L/C Guaranty fees for the immediately preceding three (3) months, and (z) Two Hundred Fifty Thousand Dollars ($250,000); and (c) if the prepayment is made on or after the third anniversary of the Closing Date, (i) if the Target Share Price Condition has not been satisfied prior to such prepayment, the greater of (y) the total interest and L/C and L/C Guaranty fees for the immediately preceding three (3) months, and (z) Two Hundred Fifty Thousand Dollars ($250,000), and (ii) if the Target Share Price Condition has been satisfied prior to such prepayment, zero. The foregoing notwithstanding, in the event the Target Share Price Condition is not satisfied solely because Foothill receives the price per share specified in item (b)(iii) of the definition of "Target Share Price Condition" for less than all of the share that are issuable upon exercise of the Warrant in full, then Borrower shall be obligated to pay only a pro rata portion of the Early Termination Premium otherwise payable under this Section 3.5, such pro rata portion to
                                          -----------
     be determined by the same percentage of shares that are issuable upon exercise of the Warrant in full for which the price per share specified in item (b)(iii) of the definition of "Target Share Price Condition" is not received by Foothill.

          2.   Representations and Warranties. Borrower hereby represents and
               ------------------------------
warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          3.    Conditions Precedent to Amendment. The satisfaction of each of
                ---------------------------------
the following on or before, unless otherwise specified below, the First Amendment Closing Date shall Constitute conditions precedent to the effectiveness of this Amendment:

               a. Foothill shall have received the reaffirmation and consent of the Guarantors attached hereto as Exhibit A, duly executed and delivered by
                                     ---------
the respective authorized officials thereof;

               b. Foothill shall have received a certificate from the Secretary of Borrower attesting to the incumbency and signatures of authorized officers of Borrower and to the resolutions of Borrower's Board of Directors authorizing its execution and delivery of this Amendment and the performance of this Amendment and the Agreement as amended by this Amendment, and authorizing specific officers of Borrower to execute and deliver the same;

               c. Foothill shall have received a certificate from the Secretary of each Guarantor attesting to the incumbency and signatures of authorized offficers of that Guarantor and to the resolutions of that Guarantor's Board of Directors authorizing its execution and delivery of the reaffirmation and consent of that Guarantor attached hereto as Exhibit A, and
                                                               ---------
authorizing specific officers of that Guarantor to execute and deliver the same;

               d. Foothill shall have received all required consents of Foothill's participants in the Obligations to Foothill's execution, delivery, and performance of this Amendment;

               e. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               f. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               g. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

               h. The Collateral shall not have declined materially in value from the values set forth in the most recent appraisals or field examinations previously done by Foothill; and

               i. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          4.    Effect on Agreement.  The Agreement, as amended hereby, shall be
                -------------------
and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

          5.   Further Assurances. Borrower shall, and shall cause Guarantor to,
               ------------------
execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, the collateral in winch Guarantor has granted or is required to grant security interests in favor of Foothill, and the Real Property, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

          6.   Miscellaneous.
               -------------

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein",
"thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               c. Upon the effectiveness of this Amendment, each reference in the Agreement and the other Loan Documents to Exhibit T-1 of the Agreement
                                              -----------
shall mean and refer to Exhibit T-1 attached hereto.
                        -----------

               d. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  [remainder of page intentionally left blank]






          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation


                                   By /s/ Nancy Perry
                                     ----------------------------

                                   Title: Vice President
                                         ------------------------



                                   QMS, INC., a Delaware corporation


                                   By /s/ Gerald G. Roenker
                                     ----------------------------

                                   Title:EXECUTIVE VICE PRESIDENT
                                         & CHIEF OPERATING OFFICER




                                   EXHIBIT A
                                   ---------


                           Reaffirmation and Consent

               All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Three to Loan and Security Agreement, dated as of July 31, 1996 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under its Guaranty and each of the other Loan Documents to which it is party; and (d) agrees that each of the Guaranty and the other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.

                                   QMS CIRCUITS, INC., a Delaware
                                   corporation


                                   By/s/ Gregory R. Jones
                                     ----------------------------

                                   Title:SECRETARY


                                   QMS CANADA INC., a corporation
                                   incorporated under the laws of
                                   Canada


                                   By/s/ Gregory R. Jones
                                     ----------------------------

                                   Title:SECRETARY